SHORT-TERM AND LONG-TERM DEBT - SHORT-TERM DEBT (DETAILS) (USD $) In Millions, unless otherwise specified	Jun. 30, 2013		Jun. 30, 2012
DEBT DUE WITHIN ONE YEAR
Current portion of long-term debt	$ 4,506		$ 4,083
Commercial paper	7,642		4,574
Other	284		41
TOTAL	$ 12,432		$ 8,698
Short-term weighted average interest rates	0.50%	[1]	0.60%	[1]

[1]	Weighted average short-term interest rates include the effects of interest rate swaps discussed in Note 5.